Equity (Schedule of Restricted Share Unit Activity) (Details) (Restricted Share Units (RSU) [Member], USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Restricted Share Units (RSU) [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
RSUs outstanding at the beginning of the year	57,497		202,702
Granted	788,714	[1]	68,342	[1]
Vested	(563,125)		(211,855)
Forfeited	(90,163)		(1,692)
RSUs outstanding at the end of the year	192,923		57,497
Weighted Average fair value at grant date	$ 2.57		$ 7.12

[1]	The fair value of RSUs is established based on the market value of the Company's stock on the date of the award. The Company has expensed compensation costs, net of estimated forfeitures of approximately, applying the accelerated vesting method.